Prospectus  Supplement

American Century Asset Allocation Portfolios, Inc. (for all funds except One Choice Portfolios)
    Prospectuses dated December 1, 2010 and March 31, 2011
American Century California Tax-Free and Municipal Funds (for all funds except
California Tax-Free Money Market)
     Prospectuses dated January 1, 2011
American Century International Bond Funds
     Prospectus dated November 1, 2010
American Century Municipal Trust (for all funds except Tax-Free Money Market)
     Prospectuses dated October 1, 2010
American Century Mutual Funds, Inc. (for all funds except Balanced, Giftrust, NT Growth,
NT Vista™ and Veedot)
    Prospectuses dated March 1, 2011
American Century Quantitative Equity Funds, Inc. (for all funds except NT Equity Growth,
NT Small Company and Utilities)
     Prospectuses dated November 1, 2010
American Century Strategic Asset Allocations, Inc.
    Prospectus dated April 1, 2011
American Century World Mutual Funds, Inc. (for all funds except NT Emerging Markets and NT International Growth)
    Prospectuses dated April 1, 2011

Supplement dated August 1, 2011

The following replaces the first sentence to the Waivers for Certain Investors section under Reductions and Waivers of Sales Charges for A Class.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

The following replaces the fourth bullet in the Waivers for Certain Investors section under Reductions and Waivers of Sales Charges for A Class.

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Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.  However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

The following is added to the end of the Investing Through a Financial Intermediary section.

Employer-Sponsored Retirement Plans

Certain employer-sponsored retirement plans are eligible to purchase Investor, Institutional, A, C and R Class shares at net asset value with no dealer commission paid to the financial professional. Class A and C shares are purchased with no dealer concession or CDSC in group employer sponsored retirement plans, that hold a single account for all plan participants with the Fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by plan recordkeepers. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

The following is added as the last sentence to the Minimum Initial Investment Amounts (Institutional Class) section.

American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

For Capital Value only:

Effective August 1, 2011, the advisor waived 10 basis points (0.10%) of the fund’s management fee. The advisor expects this waiver to continue for one year and cannot terminate it without the approval of the Board of Directors.

For New York Tax-Free only:

Effective August 1, 2011, the advisor waived 8 basis points (0.08%) of the fund’s management fee. The advisor expects this waiver to continue for one year and cannot terminate it without consulting with the Board of Trustees.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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